UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2019, Assurant, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Assurant, Inc. 2017 Long Term Equity Incentive Plan (the “ALTEIP”), previously approved by the Compensation Committee of the Board of Directors subject to stockholder approval, to increase the available share reserve under the ALTEIP by 550,000 shares of the Company’s common stock, par value $0.01 per share.

A summary of the amended ALTEIP was included as proposal four in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2019, and is incorporated herein by reference. The summary of the amended ALTEIP is qualified in its entirety by reference to the full text of the amended ALTEIP, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2020 annual meeting of stockholders or until their respective successors are elected and qualified; (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) approved, by non-binding advisory vote, the 2018 compensation paid to the Company’s named executive officers; and (4) approved the amendment to the ALTEIP discussed in Item 5.02 above.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1:	Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	52,769,364	56,636	20,706	3,546,142
Juan N. Cento	52,105,439	720,542	20,725	3,546,142
Alan B. Colberg	52,760,568	39,309	46,829	3,546,142
Harriet Edelman	52,734,803	91,033	20,870	3,546,142
Lawrence V. Jackson	52,738,204	87,275	21,227	3,546,142
Charles J. Koch	52,195,470	638,030	13,206	3,546,142
Jean-Paul L. Montupet	52,641,984	157,777	46,945	3,546,142
Debra J. Perry	52,439,755	382,715	24,236	3,546,142
Paul J. Reilly	52,695,669	130,253	20,784	3,546,142
Robert W. Stein	52,749,633	76,192	20,881	3,546,142

Proposal 2:	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,909,957	420,648	62,243	N/A

Proposal 3:	Non-Binding Advisory Vote on the 2018 Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,268,030	1,549,604	29,072	3,546,142

Proposal 4:	Approval of Amendment to the Assurant, Inc. 2017 Long Term Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,487,338	2,329,225	30,143	3,546,142

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Assurant, Inc. 2017 Long Term Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 8, 2019	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary